United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
September 12, 2005

Seawright Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-56848	54-1965220
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Cameron Street Alexandria, Virginia	22134
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 340-1269

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 12, 2005, the Registrant entered into an investment agreement (the “Investment Agreement”) and a registration rights agreement (the “Registration Rights Agreement”) with Dutchess Private Equities Fund, II, LP (“Dutchess”) relating to an equity line of credit. The Investment Agreement provides that, following notice to Dutchess, the Registrant may “put” to Dutchess up to $5,000,000 in shares of the Registrant’s common stock for a purchase price equal to 95% of the lowest closing best bid price on the Over-the-Counter Bulletin Board of its common stock during the five trading days following such put notice. At the Registrant’s election, the maximum amount the Registrant may require Dutchess to purchase under any single put is equal to either (a) 200% of the average daily volume of our common stock for the 10 trading days prior to the put notice date, multiplied by the average of the three daily closing bid prices immediately preceding the put notice date or (b) $100,000; provided that in no event will the amount Dutchess must purchase exceed $1,000,000 with respect to any single put. The Registrant is obligated to register for resale the shares of common stock issuable pursuant to the Investment Agreement pursuant to the Registration Rights Agreement. In connection with the Investment Agreement, the Registrant engaged Jones, Byrd and Attkisson, Inc. as placement agent (the “Placement Agent”) with respect to the sales of shares of common stock to Dutchess. Pursuant to a placement agent agreement dated as of September 12, 2005 (the “Placement Agent Agreement”), among the Registrant, the Placement Agent and Dutchess, the Placement Agent will be entitled to a fee equal to 1% of the gross proceeds from each put. The Placement Agent Agreement terminates when the Investment Agreement terminates pursuant to its terms.

The Investment Agreement, the related Registration Rights Agreement and the Placement Agent Agreement are filed as exhibits 10.1, 10.2 and 10.3, respectively, to this Form 8-K and are incorporated by reference herein. The foregoing description of these agreements and the transactions that will be consummated pursuant thereto are qualified in their entirety by reference to such exhibits.

Item 9.01 Financial Statements and Exhibits.

(a)   Not applicable.

(b)   Not applicable.

(c)    Not applicable.

(d)   Exhibits:

10.1	Investment Agreement dated as of September 12, 2005, between the Registrant and Dutchess Private Equities Fund, II, LP.

10.2	Registration Rights Agreement dated as of September 12, 2005, between the Registrant and Dutchess Private Equities Fund, II, LP.

10.3	Placement Agent Agreement dated as of September 12, 2005, among the Registrant, Dutchess Private Equities Fund, II, LP and Jones, Byrd and Attkisson, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAWRIGHT HOLDINGS, INC.

Date: September 16, 2005	By:	/s/ Joel P. Sens
Name: Joel P. Sens Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Investment Agreement dated as of September 12, 2005, between the Registrant and Dutchess Private Equities Fund, II, LP.

10.2	Registration Rights Agreement dated as of September 12, 2005, between the Registrant and Dutchess Private Equities Fund, II, LP.

10.3	Placement Agent Agreement dated as of September 12, 2005, among the Registrant, Dutchess Private Equities Fund, II, LP and Jones, Byrd and Attkisson, Inc.